UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  October 25, 2004


                        Bio Solutions Manufacturing, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-33229                                        16-1576984
------------------------------------              ------------------------------
    (Commission File Number)                      (I.R.S. Employer
                                                           Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 582-4000
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

     Not Applicable


SECTION 2 - FINANCIAL INFORMATION

     Not Applicable


SECTION 3 - SECURITIES AND TRADING MARKETS

     Not Applicable


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL INFORMATION

     Not Applicable


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     Item 5.02 Departure of Principal Officer

     On  October  25,  2004,  the  Company   received   notice  of  and  thereby
subsequently accepted the resignation of Joe H. Ashley as Secretary/Treasurer and Chief Financial Officer.


SECTION 6 - [Reserved]

     Not Applicable


SECTION 7 - REGULATION FD

     Not Applicable


SECTION 8 - OTHER EVENTS

     Not Applicable

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit         Description no.
--------        -------------------------------------
17.1    *       Resignation of Principal Officer

--------------

* Filed herewith



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       Bio Solutions Manufacturing, Inc..
                                  (Registrant)


Date: October 25, 2004            By: /s/ Krish V. Reddy
     ---------------------            -----------------------------
                                      Krish V. Reddy, Ph.D.,
                                      President